SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    July 28, 2003

CORNERSTONE BANCORP, INC. /CT

(Exact name of Registrant as Specified in Charter)

Connecticut	0-25465	06-1524044
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    550 Summer Street,     Stamford, CT    06901

(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code:     (203) 356-0111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report

Cornerstone Bancorp, Inc.

Item 12.	Results of Operations and Financial Condition

On July 28, 2003, Cornerstone Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Exhibit Index		Page

99.1	Press Release dated July 28, 2003	3

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 28, 2003	CORNERSTONE BANCORP, INC

	By	/s/ James P. Jakubek

James P. Jakubek Executive Vice President